UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2001

Date of Report (Date of earliest event reported)

EXABYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1685 38th Street

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-4333

Registrant's telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Amendment to Audit Report

The report of PricewaterhouseCoopers LLP on Exabyte Corporation's fiscal 1999 consolidated financial statements was amended on February 2, 2001 to add an emphasis of a matter paragraph regarding Exabyte Corporation's liquidity constraints. The amended report and consolidated financial statements are included herein as Item 7.

Item 7. Financial Statements and Exhibits

Exhibit	Description
99.1	Consolidated Financial Statements as follows:
- Report of Independent Accountants
- Consolidated Balance Sheets - January 1, 2000 and January 2, 1999
- Consolidated Statements of Operations - for the years ended January 1, 2000, January 2, 1999 and January 3, 1998
- Consolidated Statements of Changes in Stockholders' Equity - for the years ended January 1, 2000, January 2, 1999 and January 3, 1998
- Consolidated Statements of Cash Flows - for the years ended January 1, 2000, January 2, 1999 and January 3, 1998
- Notes to Consolidated Financial Statements
99.2	Financial Statement Schedule
- Schedule II - Valuation and Qualifying Accounts and Reserves - for the years ended January 1, 2000, January 2, 1999 and January 3, 1998
99.3	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)

Date	February 2, 2001	By	/s/ Stephen F. Smith
Stephen F. Smith
Vice President, Chief Financial Officer, General Counsel & Secretary (Principal Financial and Accounting Officer)